Income Taxes and Duties - Summary of Principal Factors Generating the Deferred DUC (Detail) - DUC - MXN ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred DUC asset:
Tax credits	$ 0	$ 512,640,627
Deferred Profit-sharing duty liability:
Wells, pipelines, properties, plant and equipment	0	(195,705,735)
Total deferred income tax asset	0	316,934,892
Unrecognized Deferred DUC	0	(314,346,132)
Net long-term deferred income tax asset	$ 0	$ 2,588,760